                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 22, 2002


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------       ------------------------------------
    (Commission File Number)               (IRS Employer Identification Number)



                   One Market Street, Spear Tower, Suite 3500
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 293-7666
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

      On July 22, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of June 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


    Exhibit
     Number                             Description
     ------                             -----------
      99.1     Chapter 11 Monthly Operating Report for June 2002 filed on July
               22, 2002 by OmniSky Corporation, OmniSky International, LLC,
               Norway Acquisition Corporation and NomadIQ, Inc.,
               debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11
               (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and 01-33128-SFM-11
               (Jointly Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco,
               California.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 26, 2002                 OMNISKY CORPORATION


                                   By: /s/ Michael Malesardi
                                       -----------------------------------------

                                   Name: Michael Malesardi
                                         ---------------------------------------

                                   Title: Chief Financial Officer and Co-Chief
                                          Restructuring Officer
                                          --------------------------------------


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


                                  EXHIBIT INDEX


Exhibit
Number                               Description
------                               -----------
99.1        Chapter 11 Monthly Operating Report for June 2002 filed on July 22, 2002 by OmniSky Corporation, OmniSky International, LLC, Norway Acquisition
            Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
            01-33128-SFM-11 (Jointly Administered), with the United States
            Bankruptcy Court for the Northern District of California in San
            Francisco, California.


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